UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2016, the Board of Directors (the “Board”) of Ocwen Financial Corporation (the “Company”) announced that effective March 15, 2016, Phyllis R. Caldwell will succeed Barry N. Wish as Chair of the Board of Directors. Mr. Wish has informed the Board that he does not wish to stand for re-election at the Company’s annual shareholder meeting which is currently scheduled for May 11, 2016. In addition, William H. Lacy has informed the Board that he does not wish to stand for re-election at the Company’s annual shareholder meeting. Messrs. Wish and Lacy intend to remain on the Board until the Company’s annual shareholder meeting.

In addition, on February 17, 2016, the Board increased its size from nine to ten directors and appointed Carol J. Galante as a director, effective the day after the Company files its 2015 Annual Report on Form 10-K with the SEC, to serve until the Company’s next annual meeting of shareholders and until her successor is duly elected and qualified.

The Board’s Nomination/Governance Committee and the Board have determined that Ms. Galante is an independent director under the listing standards of the New York Stock Exchange.

Ms. Galante, 61, is currently the I. Donald Terner Distinguished Professor in Affordable Housing and Urban Policy and the Faculty Director of the Terner Center for Housing Innovation and Co-Chair of the Policy Advisory Board of the Fisher Center of Real Estate and Urban Economics at the University of California, Berkeley. Ms. Galante served in the Obama Administration as the Commissioner of the Federal Housing Administration (FHA) and as Assistant Secretary for Housing from July 2011 to October 2014 (Acting Assistant Secretary from July 2011 until confirmed by the U.S. Senate in December 2011), and as Deputy Assistant Secretary, Office of Multifamily Housing programs from May 2009 to July 2011. From 1996-2009, Ms. Galante was President and Chief Executive Officer of BRIDGE Housing Corporation, a non-profit developer of affordable, mixed-income and mixed-use developments in California. From 1987-1996, Ms. Galante was Executive Vice President of BRIDGE Housing Corporation. Ms. Galante has a Bachelor of Arts from Ohio Wesleyan University and a Master of City and Regional Planning from the University of California, Berkeley.

Ms. Galante will receive compensation for her services as a director in accordance with the Company’s standard compensation program for non-management directors, which provides for an annual retainer of $70,000 paid in cash and an annual award of restricted shares of common stock valued at $100,000.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 17, 2016, the Board of Directors of the Company authorized and approved an amendment and restatement of the Company’s Amended and Restated Bylaws that amended Section 2.1 of the Amended and Restated Bylaws to increase the maximum number of directors that may serve on the Board from nine to eleven.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 19, 2016, the Company issued a press release relating to the appointments of Ms. Caldwell and Ms. Galante, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Current Report is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: our servicer and credit ratings as well as other actions from various rating agencies, including the impact of recent downgrades of our servicer and credit ratings; adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to execute on our strategy to reduce the size of our Agency servicing portfolio; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover advances, repay borrowings and comply with debt covenants; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs, including our ability to successfully execute on our cost improvement initiative; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen’s reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2014 (filed with the SEC on May 11, 2015) and our quarterly report on Form 10-Q for the quarter ended September 30, 2015 (filed with the SEC on October 29, 2015). Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit
Number	Description

Exhibit 3.1	Amended and Restated Bylaws of the Company
Exhibit 99.1	Press Release of Ocwen Financial Corporation dated February 19, 2016

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: February 18, 2016	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)